UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2025

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410
Coconut Grove, FL 33133
(Address of principal executive offices and zip code)

(305) 560-5381
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On April 3, 2025, NextPlat Corp (the “Company”) set the date for its next annual meeting of stockholders (the “Meeting”), which will be held on June 25, 2025, at 10:00 a.m. Eastern Daylight Time at 3250 Mary St., Suite 410, Coconut Grove, FL 33133.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting will be April 28, 2025. Because the Meeting will be held more than 30 days after the anniversary date of the Company’s last annual general meeting of shareholders, held on September 13, 2024, and in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is filing this Current Report on Form 8-K to provide notice of the revised deadlines for the submission of any shareholder proposals or shareholder director nominations.

Shareholders who intend to submit proposals, other than director nominations, for inclusion in the Company’s definitive management information and proxy circular (the “Information Circular”) for the Meeting, pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposals are received by the Company, in writing, at the Company’s principal executive offices, located at 3250 Mary St., Suite 410, Coconut Grove, FL 33133, no later than April 18, 2025, which the Company has determined to be a reasonable time before it expects to begin to send its proxy materials for the Meeting, and must furthermore comply with all applicable requirements of Rule 14a-8.

Shareholders who intend to submit proposals, other than director nominations, but not for inclusion in the Information Circular, pursuant to Rule 14a-8(e) under the Exchange Act, must ensure that such proposals are received by the Company no later than April 15, 2025, which the Company has determined is a reasonable time before the Company begins to send its proxy materials for the Meeting. If a shareholder proposal, other than a director nomination, is not submitted to the Company by April 15, 2025, the Company may still grant discretionary proxy authority to vote on such shareholder proposal in accordance with Rule 14a-8(e).

In addition, to comply with the Securities and Exchange Commission’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for election at the Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which must be postmarked or transmitted electronically to the Company at its principal executive offices no later than April 28, 2025, which is the 60th calendar day prior to the date of the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Executive Chairman and Chief Executive Officer

Dated: April 4, 2025

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